UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2022
_______________________________

SLM Student Loan Trust 2003-1
(Exact name of issuer as specified in its charter)
_______________________________
DELAWARE	333-97247/ 333-97247-06	04-3480392
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. Employer
of formation)		Identification Number)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 60th Floor Mail Stop NYC60-2606 New York, New York 10005
(Address of principal executive offices)

Registrant’s telephone number including area code: (703) 984-5858
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Exhibit Index appears on page 3

Item 8.01          Other Events
On September 2, 2022, Navient Solutions, LLC, in its capacity as administrator, furnished to the remarketing agent a preliminary remarketing memorandum (the “Remarketing Memorandum”) for distribution to certain qualified institutional buyers for purposes of remarketing the SLM Student Loan Trust 2003-1 Class A-5C Reset Rate Notes.  The Remarketing Memorandum included tables which provide a description of the SLM Student Loan Trust 2003-1 student loan pool as of July 31, 2022.  These tables are attached as an exhibit to this current report.
Item 9.01          Financial Statements, Pro Forma Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1 Tables showing SLM Student Loan Trust 2003-1 Pool Information as of July 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2003-1

By: NAVIENT SOLUTIONS, LLC, in its capacity as administrator of the Trust

Dated: September 2, 2022	By: /s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

SLM STUDENT LOAN TRUST 2003-1

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Tables Showing SLM Student Loan Trust 2003-1 Pool Information as of July 31, 2022.